                                                                  Exhibit 10.11


                             STOCK OPTION AGREEMENT

                  THIS STOCK OPTION AGREEMENT ("Agreement") is made this 21st day of March, 1995 between GENERAL AUTOMATION, INC., a Delaware corporation (the "Company"), and Lawrence Michels, an employee and/or director of the company (the "Optionee").

                                 R E C I T A L:

                  The Company desires to grant to the Optionee, and the Optionee desires to accept from the Company, options to purchase 485,000 shares of the Company's Common Stock par value $0.10 per share (the "Common Stock"), on the terms and subject to the conditions set forth in this Agreement.

                  NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth and for good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

                  1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of Four Hundred Eighty-Five Thousand (485,000) shares of the Common Stock (such number being subject to adjustment as provided in Section 7 hereof) on the terms and conditions herein set forth. The Option granted herein is not intended to be an "incentive option" within the meaning of the Internal Revenue Code of 1986, as amended.

                  2. PURCHASE PRICE. The purchase price of the shares of the Common Stock covered by the Option shall be Eighty-Six Cents ($0.86) per share (such price being subject to adjustment as provided in Section 7 hereof).

                  3. TERM OF OPTION. The term of the Option shall commence on the date hereof and all rights to purchase shares hereunder shall cease at 5:00 p.m. Pacific time on the fifth anniversary of the date hereof subject to earlier termination as provided herein.

                  4. EXERCISE OF OPTION. Except as may otherwise be provided in this Agreement, the Option shall be exercisable in full at any time or in part from time to time during the term of the Option. The purchase price of the shares as to which the Option shall be exercised shall be paid in full at the time of exercise: (i) in cash or by certified check or by bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock of the Company which shall be deemed to have a value to the Company equal to the aggregate fair market value (which shall be determined pursuant to Section 8 below) of such shares; or (iii) in any combination of (i) or (ii) above. The Optionee shall not have any of the rights of a shareholder with respect to the shares covered by the Option as to any shares of Common Stock not actually issued and delivered to the optionee.

                  5. NONTRANSFERABILITY OF OPTION. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

                  6. OTHER EXPIRATIONS. In addition to any other event causing an expiration or termination of the Option, the Option shall expire and all rights to purchase shares cease (to the extent not theretofore terminated or expired as herein provided) upon (i) the effective date of the dissolution or liquidation of the Company or of a merger, consolidation or reorganization (including the sale of substantially all of its assets) of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity, or (ii) the merger or other reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the outstanding shares of Common Stock of the company are changed into or exchanged for shares of the capital stock or other securities of another entity or for cash or other property; provided, however, that the Company may, in its discretion, and immediately prior to any such transaction, cause a new option to be substituted for this Option or cause this option to be assumed by a successor entity or a parent or subsidiary of such entity; and such new option shall apply to all shares issued in addition to or substitution, replacement or modification of the shares of Common Stock theretofore covered by this Option.

                  If no provision is made for the assumption of this Option or the substitution for this Option of a new option as hereinabove provided, then the Company shall cause written notice to be given to the Optionee of the proposed transaction not less than thirty (30) days prior to the anticipated effective date thereof. To the extent the Option remains unexercised as of the effective date of such transaction, the Option shall, concurrently with the consummation of such transaction, terminate and become void and of no effect.

                  7. ADJUSTMENTS. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%), or other change in the capital structure of the Company, (and provided that the Option is not terminated as a result thereof pursuant to
Section 6 hereof), then the number and class of shares subject to this Option, and the purchase price per share (but not the total purchase price), shall all be proportionately adjusted so that, upon exercise of this Option, the Optionee shall receive the number and class of shares the Optionee would have received had the Optionee been the holder of the number of shares of Common Stock in the Company, for which this Option is being exercised, on the date of such change or increase or decrease in the number or class of issued shares of Common Stock of the Company. Adjustments under this paragraph shall be made by the Board of Directors of the Company whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under this Option or upon any such adjustment.

                  8. DETERMINATION OF FAIR MARKET VALUE. For purposes of determining the fair market value of the Company's Common Stock pursuant to
Section 4 of this Agreement, the fair market value of the Company's Common Stock shall, if the Common Stock is not listed or admitted to trading on a national stock exchange, be the average of the closing bid price and asked price of the Common Stock in the over-the-counter market on the date of exercise or, if the Company's Common Stock is then listed or admitted to trading on any national stock exchange, the closing sale price on such day on the principal stock exchange on which the Company's Common Stock is then listed or admitted to trading. If no closing bid and asked prices are quoted on such day, or if no sale takes place on such day on such principal exchange, as the case may be, then the closing sale price of the Common Stock on such exchange on the next preceding day on which a sale occurred, or the closing bid and asked prices on the next preceding day on which such prices were quoted, as the case may be, shall be the fair market value of the Common Stock.

                  9. TERMINATION OF EMPLOYMENT OR STATUS AS A DIRECTOR. In the event that the Optionee shall cease to be an officer or director of the Company for any reason, including death, retirement, or otherwise, then his Option may be exercised at any time within sixty (60) days of the date of such cessation, but in any event no later than the date of expiration of the Option pursuant to the other provisions of this Agreement, and if not so exercised within such time shall become void and of no effect at the end of such time.

                  10. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at its principal office in the State of California. Such notice shall state the election to exercise the Option, the number of shares in respect of which it is being exercised, and shall be signed by the person so exercising the Option. Such notice shall also be accompanied by payment for the full exercise price of such shares. In the event the Option shall be exercised by any person or persons other than the Optionee in accordance with the terms hereof, such notice shall also be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

                  11. REPRESENTATIONS OF OPTIONEE, LEGEND CONDITION. The Optionee acknowledges that the Option has not been, and the shares of Common Stock purchasable upon exercise of the Option may not then be, registered under the Securities Act of 1933 in reliance upon exemptions from such registration for nonpublic offerings. Accordingly, the Optionee acknowledges and agrees that the stock certificates representing any shares of Common Stock issued upon exercise of the Option shall (unless such shares shall hereafter have been registered under the Securities Act of 1933, which the Company has no obligation to do) bear and be subject to a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, NO SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE WITHOUT REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  The Optionee hereby represents that all shares of Common Stock in the Company to be purchased by the Optionee pursuant to the exercise of this Option will be acquired by Optionee for investment and not with a view to the distribution thereof except as may be permitted under the Securities Act of 1933 and the rules and regulations thereunder. The Optionee agrees that he or she shall, upon reasonable request by the Company in connection with any exercise of the Option, execute and deliver an investment letter in such form as may be deemed appropriate by the Company.

                  12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

                  13. No AGREEMENT TO RETAIN AS EMPLOYEE OR DIRECTOR. Nothing in this Agreement shall be construed to constitute or to be evidence of any agreement or understanding, express or implied, on the part of the Company or any subsidiary of the Company, to retain the Optionee as an employee or director of the Company or any subsidiary.

                  14. TAX WITHHOLDING. The Company shall have the right, in connection with any exercise of this Option, to deduct from the Optionee's compensation, or require the Optionee to remit to the Company, an amount sufficient to satisfy all federal, state and local tax withholding requirements.

                  15. GENERAL PROVISIONS. Notwithstanding any other provisions of this Agreement, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock upon the exercise of this Option prior to fulfillment of all of the following conditions:

                      (a) The listing or approval for listing upon notice of issuance, of such shares on any securities exchange as may at the time be the market for the Company's Common Stock;

                      (b) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board of Directors of the Company shall, in its absolute discretion upon the advise of counsel, deem necessary or advisable; and

                      (c) The obtaining of any other consent, approval or permit from any state or federal governmental agency which the Board of Directors of the Company shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

         The Company shall diligently endeavor to obtain fulfillment of all the foregoing conditions.

         16. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto and supersedes any prior written or oral agreements between the parties concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto, relating to the subject matter contained in this Agreement, which are not fully expressed herein.

         17. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but such counterparts, when taken together, shall constitute but one and the same agreement.

         18. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, or, if mailed, 48 hours after deposit with the United States Postal Service for mailing via registered or certified mail, addressed to the Company at its then principal executive offices, or to the Optionee at the address set forth below his or her signature hereto, or at such other address as such parties may hereafter designate by written notice to the other party.

         IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be duly executed by its officer, "hereunto duly authorized, and the Optionee has hereunto set his or her hand, all as of the day and year first above written.

GENERAL AUTOMATION, INC.                   Optionee
A Delaware Corporation



By:  /s/ JOHN R. DONNELLY                          /s/ LARRY MICHELS
     ----------------------------                  -------------------
         John R. Donnelley                              (Signature)

Its: Vice President Finance & CFO                  30376 Snowbird Lane
     ----------------------------                  -------------------

                                                   Evergreen. CO 80439
                                                   -------------------
                                                        (Address)

                             STOCK OPTION AGREEMENT

                  THIS STOCK OPTION AGREEMENT ("Agreement") is made this 21st day of March, 1995 between GENERAL AUTOMATION, INC., a Delaware corporation (the "Company"), and Robert D. Bagby, an employee and/or director of the company (the "Optionee").

                                 R E C I T A L:

                  The Company desires to grant to the Optionee, and the Optionee desires to accept from the Company, options to purchase 485,000 shares of the Company's Common Stock par value $0.10 per share (the "Common Stock"), on the terms and subject to the conditions set forth in this Agreement.

                  NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth and for good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

                  1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of Four Hundred Eighty-Five Thousand (485,000) shares of the Common Stock (such number being subject to adjustment as provided in Section 7 hereof) on the terms and conditions herein set forth. The Option granted herein is not intended to be an "incentive option" within the meaning of the Internal Revenue Code of 1986, as amended.

                  2. PURCHASE PRICE. The purchase price of the shares of the Common Stock covered by the Option shall be Eighty-Six Cents ($0.86) per share (such price being subject to adjustment as provided in Section 7 hereof).

                  3. TERM OF OPTION. The term of the Option shall commence on the date hereof and all rights to purchase shares hereunder shall cease at 5:00 p.m. Pacific time on the fifth anniversary of the date hereof subject to earlier termination as provided herein.

                  4. EXERCISE OF OPTION. Except as may otherwise be provided in this Agreement, the Option shall be exercisable in full at any time or in part from time to time during the term of the Option. The purchase price of the shares as to which the Option shall be exercised shall be paid in full at the time of exercise: (i) in cash or by certified check or by bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock of the Company which shall be deemed to have a value to the Company equal to the aggregate fair market value (which shall be determined pursuant to Section 8 below) of such shares; or (iii) in any combination of (i) or (ii) above. The Optionee shall not have any of the rights of a shareholder with respect to the shares covered by the Option as to any shares of Common Stock not actually issued and delivered to the optionee.

                  5. NONTRANSFERABILITV OF OPTION. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

                  6. OTHER EXPIRATIONS. In addition to any other event causing an expiration or termination of the Option, the Option shall expire and all rights to purchase shares cease (to the extent not theretofore terminated or expired as herein provided) upon (i) the effective date of the dissolution or liquidation of the Company or of a merger, consolidation or reorganization (including the sale of substantially all of its assets) of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity, or (ii) the merger or other reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the outstanding shares of Common Stock of the company are changed into or exchanged for shares of the capital stock or other securities of another entity or for cash or other property; provided, however, that the Company may, in its discretion, and immediately prior to any such transaction, cause a new option to be substituted for this Option or cause this option to be assumed by a successor entity or a parent or subsidiary of such entity; and such new option shall apply to all shares issued in addition to or substitution, replacement or modification of the shares of Common Stock theretofore covered by this Option.

                  If no provision is made for the assumption of this Option or the substitution for this Option of a new option as hereinabove provided, then the Company shall cause written notice to be given to the Optionee of the proposed transaction not less than thirty (30) days prior to the anticipated effective date thereof To the extent the Option remains unexercised as of the effective date of such transaction, the Option shall, concurrently with the consummation of such transaction, terminate and become void and of no effect.

                  7. ADJUSTMENTS. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%), or other change in the capital structure of the Company, (and provided that the Option is not terminated as a result thereof pursuant to
Section 6 hereof), then the number and class of shares subject to this Option, and the purchase price per share (but not the total purchase price), shall all be proportionately adjusted so that, upon exercise of this Option, the Optionee shall receive the number and class of shares the Optionee would have received had the Optionee been the holder of the number of shares of Common Stock in the Company, for which this Option is being exercised, on the date of such change or increase or decrease in the number or class of issued shares of Common Stock of the Company. Adjustments under this paragraph shall be made by the Board of Directors of the Company whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under this Option or upon any such adjustment.

                  8. DETERMINATION OF FAIR MARKET VALUE. For purposes of determining the fair market value of the Company's Common Stock pursuant to
Section 4 of this Agreement, the fair market value of the Company's Common Stock shall, if the Common Stock is not listed or admitted to trading on a national stock exchange, be the average of the closing bid price and asked price of the Common Stock in the over-the-counter market on the date of exercise or, if the Company's Common Stock is then listed or admitted to trading on any national stock exchange, the closing sale price on such day on the principal stock exchange on which the Company's Common Stock is then listed or admitted to trading. If no closing bid and asked prices are quoted on such day, or if no sale takes place on such day on such principal exchange, as the case may be, then the closing sale price of the Common Stock on such exchange on the next preceding day on which a sale occurred, or the closing bid and asked prices on the next preceding day on which such prices were quoted, as the case may be, shall be the fair market value of the Common Stock.

                  9. TERMINATION OF EMPLOYMENT OR STATUS AS A DIRECTOR. In the event that the Optionee shall cease to be an officer or director of the Company for any reason, including death, retirement, or otherwise, then his Option may be exercised at any time within sixty (60) days of the date of such cessation, but in any event no later than the date of expiration of the Option pursuant to the other provisions of this Agreement, and if not so exercised within such time shall become void and of no effect at the end of such time.

                  10. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at its principal office in the State of California. Such notice shall state the election to exercise the Option, the number of shares in respect of which it is being exercised, and shall be signed by the person so exercising the Option. Such notice shall also be accompanied by payment for the full exercise price of such shares. In the event the Option shall be exercised by any person or persons other than the Optionee in accordance with the terms hereof, such notice shall also be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

                  11. REPRESENTATIONS OF OPTIONEE, LEGEND CONDITION. The Optionee acknowledges that the Option has not been, and the shares of Common Stock purchasable upon exercise of the Option may not then be, registered under the Securities Act of 1933 in reliance upon exemptions from such registration for nonpublic offerings. Accordingly, the Optionee acknowledges and agrees that the stock certificates representing any shares of Common Stock issued upon exercise of the Option shall (unless such shares shall hereafter have been registered under the Securities Act of 1933, which the Company has no obligation to do) bear and be subject to a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, NO SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE WITHOUT REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  The Optionee hereby represents that all shares of Common Stock in the Company to be purchased by the Optionee pursuant to the exercise of this Option will be acquired by Optionee for investment and not with a view to the distribution thereof except as may be permitted under the Securities Act of 1933 and the rules and regulations thereunder. The Optionee agrees that he or she shall, upon reasonable request by the Company in connection with any exercise of the Option, execute and deliver an investment letter in such form as may be deemed appropriate by the Company.

                  12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

                  13. No AGREEMENT TO RETAIN AS EMPLOYEE OR DIRECTOR. Nothing in this Agreement shall be construed to constitute or to be evidence of any agreement or understanding, express or implied, on the part of the Company or any subsidiary of the Company, to retain the Optionee as an employee or director of the Company or any subsidiary.

                  14. TAX WITHHOLDING. The Company shall have the right, in connection with any exercise of this Option, to deduct from the Optionee's compensation, or require the Optionee to remit to the Company, an amount sufficient to satisfy all federal, state and local tax withholding requirements.

                  15. GENERAL PROVISIONS. Notwithstanding any other provisions of this Agreement, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock upon the exercise of this Option prior to fulfillment of all of the following conditions:

                      (a) The listing or approval for listing upon notice of issuance, of such shares on any securities exchange as may at the time be the market for the Company's Common Stock;

                      (b) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board of Directors of the Company shall, in its absolute discretion upon the advise of counsel, deem necessary or advisable; and

                      (c) The obtaining of any other consent, approval or permit from any state or federal governmental agency which the Board of Directors of the Company shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

                  The Company shall diligently endeavor to obtain fulfillment of all the foregoing conditions.

                  16. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto and supersedes any prior written or oral agreements between the parties concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto, relating to the subject matter contained in this Agreement, which are not fully expressed herein.

                  17. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but such counterparts, when taken together, shall constitute but one and the same agreement.

                  18. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, or, if mailed, 48 hours after deposit with the United States Postal Service for mailing via registered or certified mail, addressed to the Company at its then principal executive offices, or to the Optionee at the address set forth below his or her signature hereto, or at such other address as such parties may hereafter designate by written notice to the other party.

                  IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be duly executed by its officer, thereunto duly authorized, and the Optionee has hereunto set his or her hand, all as of the day and year first above written.

GENERAL AUTOMATION, INC.                        Optionee
A Delaware Corporation

By: /s/ JOHN R. DONNELLY                        /s/ ROBERT D. BAGBY
    -----------------------------               ------------------------
         John R. Donnelly                             (Signature)

Its: Vice President Finance & CFO               506 Rockford Pl
     ----------------------------               ------------------------

                                                Corona Del Mar, CA 92625
                                                ------------------------
                                                        (Address)

                             STOCK OPTION AGREEMENT
                             ----------------------

                  THIS STOCK OPTION AGREEMENT ("Agreement") is made this 21st day of March, 1995 between GENERAL AUTOMATION, INC., a Delaware corporation (the "Company"), and Leonard N. Mackenzie, an employee and/or director of the company (the "Optionee").

                                 R E C I T A L:
                                 --------------

                  The Company desires to grant to the Optionee, and the Optionee desires to accept from the Company, options to purchase 485,000 shares of the Company's Common Stock par value $0.10 per share (the "Common Stock"), on the terms and subject to the conditions set forth in this Agreement.

                  NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth and for good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

                  1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of Four Hundred Eighty-Five Thousand (485,000) shares of the Common Stock (such number being subject to adjustment as provided in Section 7 hereof) on the terms and conditions herein set forth. The Option granted herein is not intended to be an "incentive option" within the meaning of the Internal Revenue Code of 1986, as amended.

                  2. PURCHASE PRICE. The purchase price of the shares of the Common Stock covered by the Option shall be Eighty-Six Cents ($0.86) per share (such price being subject to adjustment as provided in Section 7 hereof).

                  3. TERM OF OPTION. The term of the Option shall commence on the date hereof and all rights to purchase shares hereunder shall cease at 5:00 p.m. Pacific time on the fifth anniversary of the date hereof subject to earlier termination as provided herein.

                  4. EXERCISE OF OPTION. Except as may otherwise be provided in this Agreement, the Option shall be exercisable in full at any time or in part from time to time during the term of the Option. The purchase price of the shares as to which the Option shall be exercised shall be paid in full at the time of exercise: (i) in cash or by certified check or by bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock of the Company which shall be deemed to have a value to the Company equal to the aggregate fair market value (which shall be determined pursuant to Section 8 below) of such shares; or (iii) in any combination of (i) or (ii) above. The Optionee shall not have any of the rights of a shareholder with respect to the shares covered by the Option as to any shares of Common Stock not actually issued and delivered to the optionee.

                  5. NONTRANSFERABILITY OF OPTION. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

                  6. OTHER EXPIRATIONS. In addition to any other event causing an expiration or termination of the Option, the Option shall expire and all rights to purchase shares cease (to the extent not theretofore terminated or expired as herein provided) upon (i) the effective date of the dissolution or liquidation of the Company or of a merger, consolidation or reorganization (including the sale of substantially all of its assets) of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity, or (ii) the merger or other reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the outstanding shares of Common Stock of the company are changed into or exchanged for shares of the capital stock or other securities of another entity or for cash or other property; provided, however, that the Company may, in its discretion, and immediately prior to any such transaction, cause a new option to be substituted for this Option or cause this option to be assumed by a successor entity or a parent or subsidiary of such entity; and such new option shall apply to all shares issued in addition to or substitution, replacement or modification of the shares of Common Stock theretofore covered by this Option.

                  If no provision is made for the assumption of this Option or the substitution for this Option of a new option as hereinabove provided, then the Company shall cause written notice to be given to the Optionee of the proposed transaction not less than thirty (30) days prior to the anticipated effective date thereof. To the extent the Option remains unexercised as of the effective date of such transaction, the Option shall, concurrently with the consummation of such transaction, terminate and become void and of no effect.

                  7. ADJUSTMENTS. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%), or other change in the capital structure of the Company, (and provided that the Option is not terminated as a result thereof pursuant to
Section 6 hereof), then the number and class of shares subject to this Option, and the purchase price per share (but not the total purchase price), shall all be proportionately adjusted so that, upon exercise of this Option, the Optionee shall receive the number and class of shares the Optionee would have received had the Optionee been the holder of the number of shares of Common Stock in the Company, for which this Option is being exercised, on the date of such change or increase or




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
decrease in the number or class of issued shares of Common Stock of the Company. Adjustments under this paragraph shall be made by the Board of Directors of the Company whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under this Option or upon any such adjustment.

                  8. DETERMINATION OF FAIR MARKET VALUE. For purposes of determining the fair market value of the Company's Common Stock pursuant to
Section 4 of this Agreement, the fair market value of the Company's Common Stock shall, if the Common Stock is not listed or admitted to trading on a national stock exchange, be the average of the closing bid price and asked price of the Common Stock in the over-the-counter market on the date of exercise or, if the Company's Common Stock is then listed or admitted to trading on any national stock exchange, the closing sale price on such day on the principal stock exchange on which the Company's Common Stock is then listed or admitted to trading. If no closing bid and asked prices are quoted on such day, or if no sale takes place on such day on such principal exchange, as the case may be, then the closing sale price of the Common Stock on such exchange on the next preceding day on which a sale occurred, or the closing bid and asked prices on the next preceding day on which such prices were quoted, as the case may be, shall be the fair market value of the Common Stock.

                  9. TERMINATION OF EMPLOYMENT OR STATUS AS A DIRECTOR. In the event that the Optionee shall cease to be an officer or director of the Company for any reason, including death, retirement, or otherwise, then his Option may be exercised at any time within sixty (60) days of the date of such cessation, but in any event no later than the date of expiration of the Option pursuant to the other provisions of this Agreement, and if not so exercised within such time shall become void and of no effect at the end of such time.

                  10. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at its principal office in the State of California. Such notice shall state the election to exercise the Option, the number of shares in respect of which it is being exercised, and shall be signed by the person so exercising the Option. Such notice shall also be accompanied by payment for the full exercise price of such shares. In the event the Option shall be exercised by any person or persons other than the Optionee in accordance with the terms hereof, such notice shall also be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

                  11. REPRESENTATIONS OF OPTIONEE. LEGEND CONDITION. The Optionee acknowledges that the Option has not been, and the shares of Common Stock purchasable upon exercise of the Option may not then be, registered under the Securities Act of 1933 in reliance upon exemptions from such registration for nonpublic offerings. Accordingly, the Optionee acknowledges and agrees that the stock certificates representing any shares of Common Stock issued upon exercise of the Option shall (unless such shares shall hereafter have been registered under the Securities Act of 1933, which the Company has no obligation to do) bear and be subject to a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, NO SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE WITHOUT REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  The Optionee hereby represents that all shares of Common Stock in the Company to be purchased by the Optionee pursuant to the exercise of this Option will be acquired by Optionee for investment and not with a view to the distribution thereof except as may be permitted under the Securities Act of 1933 and the rules and regulations thereunder. The Optionee agrees that he or she shall, upon reasonable request by the Company in connection with any exercise of the Option, execute and deliver an investment letter in such form as may be deemed appropriate by the Company.

                  12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

                  13. No AGREEMENT TO RETAIN AS EMPLOYEE OR DIRECTOR. Nothing in this Agreement shall be construed to constitute or to be evidence of any agreement or understanding, express or implied, on the part of the Company or any subsidiary of the Company, to retain the Optionee as an employee or director of the Company or any subsidiary.

                  14. TAX WITHHOLDING. The Company shall have the right, in connection with any exercise of this Option, to deduct from the Optionee's compensation, or require the Optionee to remit to the Company, an amount sufficient to satisfy all federal, state and local tax withholding requirements.

                  15. GENERAL PROVISIONS. Notwithstanding any other provisions of this Agreement, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock upon the exercise of this Option prior to fulfillment of all of the following conditions:

                      (a) The listing or approval for listing upon notice of issuance, of such shares on any securities exchange as may at the time be the market for the Company's Common Stock;

                      (b) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board of Directors of the Company shall, in its absolute discretion upon the advise of counsel, deem necessary or advisable; and

                      (c) The obtaining of any other consent, approval or permit from any state or federal governmental agency which the Board of Directors of the Company shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

                  The Company shall diligently endeavor to obtain fulfillment of all the foregoing conditions.

                  16. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto and supersedes any prior written or oral agreements between the parties concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto, relating to the subject matter contained in this Agreement, which are not fully expressed herein.

                  17. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but such counterparts, when taken together, shall constitute but one and the same agreement.

                  18. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, or, if mailed, 48 hours after deposit with the United States Postal Service for mailing via registered or certified mail, addressed to the Company at its then principal executive offices, or to the Optionee at the address set forth below his or her signature hereto, or at such other address as such parties may hereafter designate by written notice to the other party.

                  IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be duly executed by its officer, thereunto duly authorized, and the Optionee has hereunto set his or her hand, all as of the day and year first above written.

GENERAL AUTOMATION, INC.                      Optionee
A Delaware Corporation

By:  /s/ JOHN R. DONNELLY                     /s/ LEONARD N. MACKENZIE
     ----------------------------             ----------------------------
          John R. Donnelly                            (Signature)

Its: Vice President Finance & CFO             601 Turtle Creek Blvd. #1006
     ----------------------------             ----------------------------

                                              Dallas, TX  75219
                                              ----------------------------
                                                        (Address)


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